UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2017

CYTRX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-15327	58-1642740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11726 San Vicente Boulevard, Suite 650
Los Angeles, California  90049
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (310) 826-5648

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).  Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective November 1, 2017, the Restated Certificate of Incorporation (the "Restated Certificate") of CytRx Corporation, a Delaware corporation (the "Company"), was amended pursuant to a Certificate of Amendment (the "Certificate of Amendment") filed with the Delaware Secretary of State to (i) effect a one-for-six reverse stock split whereby every six shares of the Company's issued and outstanding common stock, $0.001 par value per share (the "Common Stock"), was combined into one share, and (ii) reduce the number of authorized shares of Common Stock to 42,499,999 shares and Preferred Stock to 833,333 shares.  A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Stock Split was effective at the market opening on November 1, 2017, at which time the Company's Common Stock began trading on the Nasdaq Capital Market on a split-adjusted basis.  The Company's Common Stock will continue to trade under the symbol "CYTR," however, the Company's Common Stock will trade under a new CUSIP number: 232828608.

On October 31, 2017, the Company issued a press release announcing the reverse stock split.  A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 27, 2017, the Company held a Special Meeting of Stockholders (the "Special Meeting") to consider and vote upon a proposal to approve an amendment to the Restated Certificate to (i) effect a one-for-six reverse stock split whereby every six shares of the Company's issued and outstanding Common Stock would be combined into one share (the "Reverse Stock Split"), and (ii) if and when the Reverse Stock Split is effected, reduce the number of authorized shares of common and preferred stock by the same one-for-six ratio.
The foregoing proposal was approved by the Company's stockholders at the Special Meeting, with 87,424,496 "FOR" votes, 42,039,394 "AGAINST" votes, and 368,355 "ABSTAIN" votes.  There were no broker non-votes in connection with this proposal.
On October 27, 2017, the Company issued a press release announcing the results of the voting at the Special Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statement and Exhibits.
(d)  Exhibits.
Exhibit No.	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation
99.1	Press Release dated October 27, 2017
99.2	Press Release dated October 31, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTRX CORPORATION

Date: November 1, 2017	By:	/s/ JOHN Y. CALOZ
John Y. Caloz
Title: Chief Financial Officer